                                                                   EXHIBIT 10.28

                                                                 Draft of 9/1/98

                                                                     ANNEX V
                                                                        TO
                                                                  NOTE PURCHASE
                                                                   AND EXCHANGE
                                                                    AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 31, 1998 (this "Agreement"), is made by and between EQUALNET COMMUNICATIONS CORP., a Texas corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

          WHEREAS, in connection with the Note Purchase and Exchange Agreement, dated as of July 31, 1998, by and between the Initial Investor and the Company (the "Exchange Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Exchange Agreement, (1) to issue and sell to the Initial Investor a 6% Senior Secured Convertible Note due 2001 (the "Note") issued by the Company and (2) to issue to the Initial Investor shares (the "Preferred Shares") of Series D Convertible Preferred Stock, $.01 par value (the "Series D Preferred Stock"), of the Company in exchange for outstanding shares of Common Stock, $.01 par value (the "Common Stock"), of the Company, as provided in the Exchange Agreement, which Note and shares of Preferred Stock are convertible into shares (the "Conversion Shares") of Common Stock and in connection therewith to issue common stock purchase warrants (the "Warrants") to purchase shares (the "Warrant Shares") of Common Stock; and

          WHEREAS, to induce the Initial Investor to execute and deliver the Exchange Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Conversion Shares, the Warrant Shares, the shares of Common Stock issuable upon conversion of the Interest Notes, and the shares of Common Stock issuable upon conversion of shares (the "Dividend Shares") of Series D Preferred Stock which are issuable in payment of dividends on the Preferred Shares;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

          1.   DEFINITIONS.

          (a) As used in this Agreement, the following terms shall have the following meanings:

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Investor" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

          "Nasdaq" means the Nasdaq National Market.

          "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

          "Registrable Securities" means the Conversion Shares, the Warrant Shares, any shares of Common Stock issued upon conversion of the Interest Notes, and any shares of Common Stock issued by the Company to any Investor upon conversion of any Dividend Shares.

          "Registration Period" means the period from the Closing Date to the earliest of (i) the date which is three years after the SEC Effective Date, (ii) the date on which each Investor may sell all of its Registrable Securities without registration under the Securities Act pursuant to Rule 144, without restriction on the manner of sale or the volume of securities which may be sold in any period and without the requirement for the giving of any notice to, or the making of any filing with, the SEC and (iii) the date on which the Investors no longer beneficially own any Registrable Securities.

          "Registration Statement" means a registration statement of the Company under the Securities Act, including any amendment thereto.

          "Rule 144" means Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any securities to sell securities of the Company to the public without registration under the Securities Act.

          "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

          "SEC Filing Date" means the date the Registration Statement is first filed with the SEC pursuant to Section 2(a).

          "Statement of Resolution" means the Statement of Resolution of Board of Directors Establishing and Designating Series D Convertible Preferred Stock and Fixing the Rights and Preferences of such Series as filed by the Company with the Secretary of State of the State of Texas.

          (b) As used in this Agreement, the term Investor includes (i) each Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

          (c) Capitalized terms defined in the introductory paragraph or the recitals to this Agreement shall have the respective meanings therein provided. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Exchange Agreement.

          2.   REGISTRATION.

          (A) MANDATORY REGISTRATION. The Company shall prepare, and on or prior to the date which is 60 days after the Closing Date, file with the SEC a Registration Statement on Form S-3 (or, if the Company does not meet the requirements of Form S-3, then on Form S-1 or another appropriate form) which, on the date of filing with the SEC, covers the resale by the Initial Investor of a number of shares of Common Stock at least equal to

          (1) if Rule 416 under the 1933 Act is applicable to the Note, the Interest Notes, the Preferred Shares, and the Dividend Shares, the sum of
     (x) the number of shares of Common Stock issuable upon conversion of the Note and the Preferred Shares, determined as if the Note and the Preferred Shares, together with accrued and unpaid interest and dividends thereon, were converted in full on the SEC Filing Date (and determined without regard to the limitations on conversion contained in the Note or the Statement of Resolution or the limitations on beneficial ownership contained in Section 2.1 of the Note and in the proviso to the second sentence of Section 10(a) of the Statement of Resolution), plus (y) the number of Warrant Shares (determined without regard to the limitation on beneficial ownership contained in Section 1.1(b) of the Warrants) and the resale of such additional number of shares of Common Stock as the Company shall in its discretion determine to register to permit the issuance of Interest Notes and Dividend Shares and the resale of the shares of Common Stock issuable upon conversion thereof, and which Registration Statement shall state that, in accordance with Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Note, the Preferred Shares, the Interest Notes, and the Dividend Shares or exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions in accordance with the terms thereof and the resale of such additional number of shares of Common Stock as the Company shall in its discretion determine to register to permit the issuance of Interest Notes and Dividend Shares and the resale of the shares of Common Stock issuable upon conversion thereof; or

          (2) if Rule 416 under the 1933 Act is not applicable to the Note and the Series D Preferred Stock, the sum of (x) a number of shares of Common Stock equal to 175% of the number of shares of Common Stock issuable upon conversion of the Note and the Preferred Shares, determined as if the Note and the Preferred Shares, together with accrued and unpaid interest and dividends thereon, were converted in full on the SEC Filing Date (and determined without regard to the limitations on conversion contained in the Note or the Statement of Resolution or the limitations on beneficial ownership contained in Section 2.1 of the Note and in the proviso to the second sentence of Section 10(a) of the Statement of Resolution) plus (y) the number of Warrant Shares (determined without regard to the limitation on beneficial ownership contained in Section 1.1(b) of the Warrants) and the resale of such additional number of shares of Common Stock as the Company shall in its discretion determine to register to permit the issuance of Interest Notes and Dividend Shares and the resale of the shares of Common Stock issuable upon conversion thereof.

If at any time the number of shares of Common Stock included in the Registration Statement required to be filed as provided in the first sentence of this Section 2(a) shall be insufficient to cover the number of shares of Common Stock issuable on conversion in full of the unconverted Note, Interest Notes, Preferred Shares and Dividend Shares or the unexercised portion of the Warrants, then promptly, but in no event later than 20 days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 or, if the Company does not meet the requirements of Form S-3, then on Form S-1 or another appropriate form (in any such case which shall not constitute a post-effective amendment to the Registration Statement filed pursuant to the first sentence of this Section 2(a)), covering such number of shares of Common Stock as shall be sufficient to permit such conversion and exercise. For all purposes of this Agreement such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to Section 2(a) of this Agreement, and the Company and the Investors shall have the same rights and obligations with respect to such additional Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to this
Section 2(a).

          (B) CERTAIN OFFERINGS. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

          (C) ADJUSTMENTS OF CONVERSION TERMS. The Note, the Interest Notes and the Statement of Resolution provide, among other things, that, if (1) the Registration Statement covering the Registrable Securities which is required to be filed by the Company pursuant to the first sentence of Section 2(a) (A) is not filed with the SEC within 60 days after the Closing Date, (B) is not effective within 105 days after the Closing Date, if the Registration Statement is on Form S-3, or 120 days after the Closing Date, if the Registration Statement is on Form S-1, or (C) shall cease to be available for use by any holder of shares of the Note, Interest Notes or Series D Preferred Stock which is named therein as a selling stockholder for any reason (including, without limitation, by reason of an SEC stop order, a material misstatement or omission in such Registration Statement or the information contained in such Registration Statement having become outdated), or (2) a holder of the Note, Interest Notes or shares of Series D Preferred Stock becomes unable to convert the Note, any Interest Note or any shares of Series D Preferred Stock in accordance with
Section 10(a) of the Statement of Resolution (other than by reason of the 4.9% limitation set forth therein), then the Conversion Percentage (as defined in the Note, the Interest Notes and the Statement of Resolution) shall be adjusted as provided in the Note, the Interest Notes and the Statement of Resolution.

          (D) PIGGY-BACK REGISTRATIONS. If at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within ten (10) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the

Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the date of this Agreement, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under this Section 2(d) may be waived by Investors holding a majority in interest of the Registrable Securities and shall expire after the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2(d) for two registrations; provided, however, that any Investor who shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(d) shall be entitled to include in an additional Registration Statement filed by the Company the Registrable Securities so excluded. Notwithstanding any other provision of this Agreement, if the Registration Statement required to be filed pursuant to Section 2(a) of this Agreement shall have been ordered effective by the SEC and the Company shall have maintained the effectiveness of such Registration Statement as required by this Agreement and if the Company shall otherwise have complied in all material respects with its obligations under this Agreement, then the Company shall not be obligated to register any Registrable Securities on such Registration Statement referred to in this Section 2(d).

          (E) ELIGIBILITY FOR FORM S-3. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to be eligible for the use of Form S-3 for registration of the resale of the Registrable Securities.

          3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

          (a) prepare promptly, and file with the SEC not later than 60 days after the Closing Date, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter to use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period; submit to the SEC, within three business days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request; notify the Investors of the effectiveness of the Registration Statement on the date the Registration Statement is declared effective; and the Company represents and warrants to, and covenants and agrees with, the Investors that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all time during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all time during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

          (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration

Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (2) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

          (d) use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the end of the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or (V) to make any change in its Articles of Incorporation or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

          (e) in the event that the Registrable Securities are being offered in an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;

          (f) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of any event or circumstance of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, file such supplement or amendment with the SEC at such time as shall permit the Investors to sell Registrable Securities pursuant to the Registration Statement as promptly as practical, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

          (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

          (h) permit a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold to review and comment on the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

          (i) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

          (j) at the request of the Investors who hold a majority in interest of the Registrable Securities being sold, furnish on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors;

          (k) make available for inspection by any Investor, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Investor to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor, at such Investor's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

          (l) use its commercially reasonable best efforts (i) to cause all the Registrable Securities covered by the Registration Statement to be listed on the Nasdaq or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded or (ii) if securities of the same class or series as the Registrable Securities are not then listed on Nasdaq or any such other securities market, to cause all of the Registrable Securities covered by the Registration Statement to be listed on the Nasdaq SmallCap Market;

          (m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

          (n) cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request; and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction substantially in the form attached hereto as EXHIBIT 1, shall cause legal counsel selected by the Company to deliver to the Investors an opinion of such counsel in the form attached hereto as EXHIBIT 2 (with a copy to the Company's transfer agent) and shall cause the Company's General Counsel to deliver to the Investors an opinion of such counsel in the form attached hereto as EXHIBIT 3;

          (o) during the period the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 3(a), the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Exchange Act; and

          (p) take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

          4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least four days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if any of such Investor's Registrable Securities are eligible for inclusion in the Registration Statement. If at least one business day prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor but shall not be relieved of its obligation to file a Registration Statement with the SEC relating to the Registrable Securities of such Non-Responsive

Investor promptly after such Non-Responsive Investor provides the Requested Information;

          (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

          (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

          (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

          (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriters applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

          5. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company and the Investors, shall be borne by the Company, provided, however, that the Investors shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Investors pursuant to Section 2(b) hereof.

          6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

          (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by any Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the amount by which the net proceeds to such Investor from the sale of Registrable Securities pursuant to such Registration Statement exceeds the purchase price paid by such Investor for the securities converted into such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons expressly for inclusion in the Registration Statement.

          (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party but reasonably acceptable to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the amount by which the net amount of proceeds received by such seller from the sale of such Registrable Securities exceeds the purchase price paid by such seller for the securities converted into such Registrable Securities.

          8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

          9. ASSIGNMENT OF THE REGISTRATION RIGHTS. With the prior written consent of the Company, which consent will not be unreasonably withheld, the rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of all or any portion of such securities (or all or any portion of the Note, the Interest Notes, the Preferred Shares, the Dividend Shares or the Warrants) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such assignment take such actions as shall be reasonably acceptable to the Initial Investor and such transferee to assure that the Registration Statement and related prospectus are available for use by such transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned. In connection with any such assignment, each Investor shall have the right to assign to such transferee such Investor's rights under the Exchange Agreement by notice of such assignment to the Company. Following such notice of assignment of rights under the Exchange Agreement, the Company shall be obligated to such transferee to perform all of its covenants under of the Exchange Agreement as if such transferee were the Buyer under the Exchange Agreement.

          10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

          11.  MISCELLANEOUS.

          (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means)
(i) if to the Company, at 1250 Wood Branch Park Drive, Houston, Texas 77079,
Attention: Chief Executive Officer, telephone line facsimile transmission number (281) 529-4650, (ii) if to the Initial Investor, c/o Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332, telephone line facsimile transmission number (425) 462-4645 and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective upon receipt.

          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) The Company acknowledges that any failure by the Company to perform its obligations under this Agreement, including, without limitation, the Company's obligations under Section 3(n), or any delay in such performance could result in damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct and consequential damages caused by any such failure or delay.

          (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                 EQUALNET COMMUNICATIONS
                                   CORP.



                                 By:
                                    --------------------------------------
                                    Name:
                                    Title:


                                 ADVANTAGE FUND LIMITED



                                 By:
                                    --------------------------------------
                                    W.R. Weber
                                    President

                                                                 Draft of 9/1/98

                                                                   EXHIBIT 1
                                                                       TO
                                                                  REGISTRATION
                                                                RIGHTS AGREEMENT

                             [Company Letterhead]

                                    [Date]

American Stock Transfer & Trust Company, as Transfer Agent, Registrar, Conversion
 Agent and Executive Agent
6201 Fifteenth Avenue
Brooklyn, New York 11219

Ladies and Gentlemen:

          This letter shall serve as our irrevocable authorization and direction to you [(1) to transfer or re-register the certificates for the shares of Common Stock, $.01 par value (the "Common Stock"), of Equalnet Communications Corp., a Texas corporation (the "Company"), represented by certificate numbers _______ and _______ for an aggregate of _______ shares (the "Outstanding Shares") of Common Stock presently registered in the name of [Name of Investors] upon surrender of such certificate(s) to you, notwithstanding the legend appearing on such certificates, and (2)]/1/ to issue (a) shares (the "Conversion Shares") of Common Stock to or upon the order of the holder from time to time on conversion of the Company's 6% Senior Secured Convertible Notes due 2001 (the "Notes") and the shares (the "Preferred Shares") of Series D Convertible Preferred Stock, $.01 par value, of the Company upon receipt by you of a Notice of Conversion of 6% Senior Secured Convertible Note due 2001 or a Notice of Conversion of Series D Convertible Preferred Stock in the forms enclosed herewith, and (b) shares (the "Warrant Shares") of Common Stock to or upon the order of the holder from time to time on exercise of the Common Stock Purchase Warrants (the "Warrants") exercisable for Common Stock issued by the Company upon receipt by you of a Subscription Form from such holder in the form enclosed herewith. [The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding Shares. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares.]/2/ Certificates for the

------------
/1/ Omit if no conversions of Notes or Preferred Stock or exercises of Warrants have occurred before SEC registration is declared effective.

                                     1-21

Conversion Shares and Warrant Shares should not bear any restrictive legend and should not be subject to any stop-transfer restriction.

          Contemporaneously with the delivery of this letter, the Company is delivering to you an opinion of __________________________ as to registration of the resale of [the Outstanding Shares and]* the Conversion Shares and Warrant Shares under the Securities Act of 1933, as amended.

                                     1-22

     Should you have any questions concerning this matter, please contact me.

                                 Very truly yours,

                                 EQUALNET COMMUNICATIONS CORP.


                                 By:
                                    --------------------------------------
                                    Name:
                                    Title:

Enclosures
cc:  [Names of Investors]


                                     1-23

                                                                EXHIBIT 2
                                                                    TO
                                                               REGISTRATION
                                                             RIGHTS AGREEMENT

_______________ ___, 1998


[Names and Addresses of Investors]



                         EQUALNET COMMUNICATIONS CORP.
                             Shares of Common Stock

Ladies and Gentlemen:

          We are counsel to Equalnet Communications Corp., a Texas corporation (the "Company"), and we understand that the Company has sold to [Names of Investors] (the "Holders") $_________ aggregate principal amount of 6% Senior Secured Convertible Notes due 2001 (the "Notes") and an aggregate of ________ shares (the "Preferred Shares") of the Company's Series D Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), and issued to the Holders Common Stock Purchase Warrants (the "Warrants"). The Notes and Preferred Shares were sold, and the Warrants were issued, to the Holders pursuant to several Note Purchase and Exchange Agreements, dated as of August ___, 1998, by and between the Holders and the Company (the "Exchange Agreements"). Pursuant to the several Registration Rights Agreements, dated as of August ___, 1998, by and between the Company and each Holder (the "Registration Rights Agreements") entered into in connection with the purchase by the Holders of the Notes and Preferred Shares, the Company agreed with each Holder, among other things, to register for resale (1) the shares (the "Conversion Shares") of Common Stock issuable upon conversion of the Notes and the Preferred Shares, conversion of the Notes issued in payment of interest on the Notes and conversion of the shares of Preferred Stock issuable as dividends on the Preferred Shares and (2) the shares (the "Warrant Shares") of Common Stock issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreements. The Conversion Shares and the Warrant Shares are referred to herein collectively as the "Shares." Pursuant to the Registration Rights Agreements, on _________ ___, 1998 the Company filed a Registration Statement on Form S-__ (File No. 333- __________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Shares, which names the Holders as selling stockholders thereunder.

                                     2-24

          [Other introductory and scope of examination language to be inserted prior to execution of Registration Rights Agreement.]

          Based on the foregoing, we are of the opinion that:

          (1) All of the forms, reports and other documents filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), since the Closing Date complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act;

          (2) The Registration Statement and the Prospectus contained therein (other than the financial statements and financial schedules and other financial and statistical information contained or incorporated by reference therein, as to which we have not been requested to and do not express any opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations promulgated thereunder; and

          (3) The Registration Statement has become effective under the 1933 Act, to the best of our knowledge after due inquiry, no stop order proceedings with respect thereto have been instituted or threatened by the SEC. The Shares have been registered under the 1933 Act and may be resold by the respective Holders pursuant to the Registration Statement.

          We have participated in the preparation of the Registration Statement and the Prospectus, including review and discussions with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives at which the contents of the Registration Statement and the Prospectus contained therein and related matters were discussed, and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein, on the basis of the foregoing, nothing has come to our attention that leads us to believe either that the Registration Statement at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in the Registration Statement, as of its date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not express any view with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus contained therein).

                                     2-25

          Paragraph (3) of this opinion may be relied upon by American Stock Transfer & Trust Company, as Transfer Agent and Registrar (the "Transfer Agent"), as if addressed to the Transfer Agent.

                                 Very truly yours,



cc: American Stock Transfer & Trust Company, as Transfer Agent and Registrar


                                     2-26

                                                                 EXHIBIT 3
                                                                     TO
                                                                REGISTRATION
                                                              RIGHTS AGREEMENT

_______________ ___, 1998


[Names and Addresses of Investors]



                         EQUALNET COMMUNICATIONS CORP.
                            SHARES OF COMMON STOCK

Ladies and Gentlemen:

          I am General Counsel of Equalnet Communications Corp., a Texas corporation (the "Company"), and I understand that the Company has sold to [Names of Investors] (the "Holders") $_________ aggregate principal amount of 6% Senior Secured Convertible Notes due 2001 (the "Notes") and an aggregate of ________ shares (the "Preferred Shares") of the Company's Series D Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), and issued to the Holders Common Stock Purchase Warrants (the "Warrants"). The Notes and Preferred Shares were sold, and the Warrants were issued, to the Holders pursuant to several Note Purchase and Exchange Agreements, dated as of August ___, 1998, by and between the Holders and the Company (the "Exchange Agreements"). Pursuant to the several Registration Rights Agreements, dated as of August ___, 1998, by and between the Company and each Holder (the "Registration Rights Agreements") entered into in connection with the purchase by the Holders of the Preferred Shares, the Company agreed with each Holder, among other things, to register for resale (1) the shares (the "Conversion Shares") of Common Stock issuable upon conversion of the Notes and the Preferred Shares, conversion of the Notes issued in payment of interest on the Notes and conversion of the shares of Preferred Stock issuable as dividends on the Preferred Shares and (2) the shares (the "Warrant Shares") of Common Stock issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreements. The Conversion Shares and the Warrant Shares are referred to herein collectively as the "Shares." Pursuant to the Registration Rights Agreements, on _________ ___, 1998 the Company filed a Registration Statement on Form S-__ (File No. 333-__________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Shares, which names the Holders as selling stockholders thereunder.

                                     3-27

          [Other introductory and scope of examination language to be inserted prior to execution of Registration Rights Agreement.]

          Based on the foregoing, I am of the opinion that the Company has filed with the SEC all of the forms, reports and other documents under the Securities Exchange Act of 1934, as amended, required to be filed by the Company since the Closing Date.

          I have participated in the preparation of the Registration Statement and the Prospectus, including review and discussions with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives at which the contents of the Registration Statement and the Prospectus contained therein and related matters were discussed, and, although I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein, on the basis of the foregoing, nothing has come to my attention that leads me to believe either that the Registration Statement at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in the Registration Statement, as of its date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not express any view with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus contained therein).

                                 Very truly yours,


                                     3-28